                                                                    EXHIBIT 99.1
                                    WHY US?

                               COLONIAL BANCGROUP

FORWARD-LOOKING STATEMENTS

                                                              COLONIAL BANCGROUP


This Presentation contains "forward-looking statements" within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the company to realize elements of its strategic plans for 2001 and 2002, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) changes which may occur in the regulatory environment, and (v) changes in interest Rates by the Board of Governors of the Federal Reserve Bank or Rate changes driven by market conditions in the financial services industry. When used in this presentation, the words "believes," "estimates," "plans," "expects," "should," "may," "might," "outlook," and "anticipates," and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements.

WHO WE ARE:

                                                              COLONIAL BANCGROUP


    -    One Bank holding company with $11.7 billion in assets.

    -    Located in 6 states with concentration in Alabama, Georgia, & Florida

Assets by State - December 2000

Alabama                          $4,194
Florida                          $3,513
Georgia                          $1,151
Nevada                           $  281
Texas                            $  244
Tennessee                        $  122
Corporate Assets                 $2,223

CONSOLIDATED 4Q00 SUMMARY

                                                              COLONIAL BANCGROUP


                                      December 31,     December 31,      % Change from
(Dollars in thousands)                    2000             1999             Dec-99(*)
-----------------------               -------------    ------------    -----------------
STATEMENT OF CONDITION:
Total assets                          $11,727,637      $10,854,099               8%
Less mortgage banking assets               35,056          338,413             -92%
                                      -----------      -----------
Total assets, excluding mortgage
 banking assets                       $11,692,581      $10,515,686              11%

Loans, net of unearned income           9,416,770        8,228,149              14%
Mortgage servicing rights                      --          238,405            -100%
Deposits                                8,143,017        7,967,978               2%

(*) Annualized

- Asset growth related to banking business has increased 11% since the fourth quarter of 1999.

- We have completed our plans to exit the mortgage servicing and wholesale origination business.

-        The effects of this decision are:

         -        Elimination of risk associated with mortgage servicing rights.

         - Reduction in earnings volatility from significant variances production volumes.

         - Reallocation of approximately $40 million of capital for more profitable purposes. This capital has been used to fund strong loan growth and a stock repurchase.

                                                              COLONIAL BANCGROUP


                                                  Three months ended December 31,
                                              --------------------------------------
(Dollars in thousands, except                                             % Change
per share amounts)                              2000           1999     1999 to 2000
                                              -------        -------    ------------
EARNINGS SUMMARY:
Continuing Operations(1):
  Net interest income (taxable equiv.)        $97,906        $97,830        --%
  Noninterest income                           18,701         15,372        22%
  Noninterest expense                          62,915         60,060         5%
Operating Income                               28,579         27,147         5%

  Earnings per share -Diluted                 $  0.26        $  0.24         8%

Selected Ratios:
Operating income to:
       Average assets                            0.99%          1.01%
       Average shareholders' equity             15.42%         15.59%
Net interest margin                              3.62%          4.00%

Noninterest income to average assets*            0.65%          0.57%

Noninterest expense to average assets            2.19%          2.25%

(1) Continuing operations exclude the results of the mortgage banking business which had an after tax loss of $2,927,000 in 1999 compared to zero in 2000.

                                                              COLONIAL BANCGROUP


                    EFFICIENCY RATIO - CONTINUING OPERATIONS
                    ----------------------------------------

                                1997          58.90
                                1998          66.65
                                1999(1)       53.14
                                2000          53.34

Note: Excludes acquisition and restructuring cost, Y2K expenses and ORE gains.

(1) Excludes gain on sale of certain branches and other one time miscellaneous income items in 1999.

WHY US?

                                                              COLONIAL BANCGROUP


         -        We have one of the strongest loan portfolios in the business.

                                                           COLONIAL BANCGROUP





                  LOAN PORTFOLIO          %
                  --------------         --
                  Commercial             13

                  Consumer                3

                  Real Estate

                      Commercial         34

                      Construction       18

                      Residential        28

                  Other                   4


Our lending policies and underwriting, approval and monitoring processes are conservative and comprehensive.

- Discourage higher risk types of lending (syndicated lending, indirect, credit cards & unsecured).

- Stringent underwriting guidelines (up-front equity, low loan-to-values and personal guarantees).

- Loan committee approval process, no large individual lending authorities. No officer at the bank has more than $100,000 unsecured personal lending authority.

-        Independent loan review process.

SHARED NATIONAL CREDITS

--------------------------------------------------------------------------------
                                                              COLONIAL BANCGROUP
--------------------------------------------------------------------------------

Colonial has fourteen credits with commitments (funded and unfunded) of $193 million that fall within our regulator's definition of a "Shared National Credit." Colonial loan officers have established long-term relationships with each of these borrowers. These commitments are comprised of the following:

-  51% - commercial real estate projects located within our existing markets

- 16% - international credits which are comprised of unfunded short term commitments to tier one correspondent banks

- 18% - mortgage warehouse lines to two large institutions (our mortgage warehouse department conducts its own audits of these borrowers)

- 15% - operating facilities to two large national corporations headquarters in our Florida markets

Colonial participates heavily in the management of each of the 14 relationships. None of these credits was adversely classified in the last federal bank regulatory examination of "Shared National Credits," and these loans are currently in full compliance with all terms and agreements.

                                                              COLONIAL BANCGROUP


RESERVE POSITION -
DECEMBER 31, 2000                   %
------------------                 ----
Reserves                           1.14
Nonperforming                       .54
Provision                           .32
Net Charge-offs YTD                 .21

- Colonial's loan loss reserve exceeds the net charge-off ratio by 5.8 times, while other Southeastern Peers(1) reserve exceeds their charge-off ratio by 4.3 times.

- With 28% of loans collateralized by residential real estate and historical charge-offs at very low levels, the reserve position is strong.

- $107 million reserve is 1.38 times the cumulative net charge-offs since 1995.

- Loan provision has exceeded net charge-offs every year.


(1) SOUTHTRUST, COMPASS, REGIONS, BB&T, UNION PLANTERS, FIRST TENNESSEE, SUNTRUST, AMSOUTH, AND CENTURA.

                                                              COLONIAL BANCGROUP


Nonperforming Assets/Loans and OREO

                           1990     1991     1992     1993    1994     1995     1996     1997     1998    1999     2000
                           ----     ----     ----     ----    ----     ----     ----     ----     ----    ----     ----
Nonperforming Assets       1.49     1.07     1.34     1.31     .90      .78      .84      .71      .60     .55      .54

OREO                        .30      .46      .68      .84     .39      .31      .24      .24      .12     .11      .09

NOTE: AS ORIGINALLY REPORTED PRIOR TO RESTATEMENTS FOR MERGERS ACCOUNTED FOR AS POOLINGS OF INTERESTS.

-  Management targets a 0.50% nonperforming asset ratio.

-  Loan review process involves local directors in loan decisions.

- Independent loan review staff rates loans and assists banks in providing early identification of problem credits.

- Economic conditions and real estate market activities in key geographic markets are very strong.

Nonperforming Assets

                                                              Colonial BancGroup


                  Commercial                                 28%
                  Commercial Real Estate                     16%
                  Real Estate Construction                   12%
                  Consumer                                    1%
                  Residential Mortgage                       23%
                  OREO                                       18%
                  Other                                       2%


12/31 Total: $50,713,000

NET CHARGE-OFFS/AVERAGE LOANS
                                                              COLONIAL BANCGROUP

                                             1991     1992     1993     1994    1995     1996     1997     1998     1999     2000
                                             ----     ----     ----     ----    ----     ----     ----     ----     ----    -------
Colonial BancGroup                            .51      .47      .33      .09     .13      .18      .23      .26      .21      .21

All FDIC insured commercial banks(1)         1.59     1.27      .85      .50     .49      .58      .63      .66      .58      .58

Southern Regionals(1)                         .96      .78      .33      .17     .22      .29      .30      .30      .29      .30

NOTE: AS ORIGINALLY REPORTED PRIOR TO RESTATEMENTS FOR MERGERS ACCOUNTED FOR AS POOLINGS OF INTERESTS.

(1) Provided by Keefe, Bruyette, & Woods (as of September 30, 2000).

-  Management targets a net charge-off ratio below 0.20%.

- Local lending authority and approval process along with high percentage of real estate loans have resulted in very low net charge-offs.

-  Recoveries averaged 28% of gross charge-offs from 1995 to 2000.

2000 NET CHARGE-OFF BREAKDOWN
--------------------------------------------------------------------------------
                                                              COLONIAL BANCGROUP
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                          $NET CHARGE-OFF        % OF AVG. LOANS
                                          ---------------        ---------------
Commercial                                  $ 9,290                   0.11%
Residential Mortgages                         2,820                   0.03%
Real Estate -- Commercial                     2,613                   0.03%
Real Estate -- Construction                     467                   0.00%
Consumer                                      2,489                   0.03%
Other                                           829                   0.01%

TOTAL                                       $18,508                   0.21%

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

WHY US?
                                                              COLONIAL BANCGROUP


-  We have one of the strongest loan portfolios in the business.

-  WE ARE IN SOME OF THE HIGHEST GROWTH MARKETS IN THE UNITED STATES.


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

[COLONIAL BANK LOGO]


                                     [MAP]

-  We are in some of the highest growth markets in the United States.

-  Disciplined and opportunities acquisitions:

   -  High growth areas of FL, GA, NV, & TX

   -  Created geographic diversification


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

LOAN GROWTH BY REGION
                                                              COLONIAL BANCGROUP


                 REGION                                 GROWTH RATE
              -----------------------------------------------------
              SOUTHWEST FL (Naples/Ft. Myers)               37%
              GEORGIA (Atlanta/Macon/Columbus)              31%
              TEXAS (Dallas)                                26%
              SOUTH FL (Miami/Palm Beach)                   25%
              CENTRAL FL (Greater Orlando)                  19%
              BAY AREA (Tampa/St. Petersburg)               10%
              GULF COAST (Mobile)                            9%
              NEVADA (Las Vegas/Reno)                        6%
              MONTGOMERY                                     5%
              CENTRAL AL (Birmingham)                        4%
              NORTHERN REGION (Huntsville)                   3%
              SEATTLE LPO*                                 -67%

NOTE: LOAN GROWTH FROM DECEMBER 31, 1999 TO DECEMBER 31, 2000, EXCLUDES APPROXIMATELY $61.7 MILLION IN MORTGAGE LOANS SOLD FROM BANK REGIONS.

* SEATTLE LOAN PRODUCTION OFFICE WAS CLOSED 09/30/00

LOAN GROWTH BY STATE
                                                              COLONIAL BANCGROUP


         LOAN PORTFOLIO BY STATE %           CONTRIBUTION OF LOAN GROWTH %
         -------------------------           -----------------------------
Alabama           45                                    17

Georgia           12                                    23

Florida           37                                    54

Other              6                                     6

NOTE: LOAN BALANCE AT DECEMBER 31, 2000. LOAN GROWTH FROM DECEMBER 31, 1999 TO DECEMBER 31, 2000, EXCLUDES APPROXIMATELY $61.7 MILLION IN MORTGAGE LOANS SOLD FROM BANK REGIONS.

- Consolidated loan growth since December 31, 1999 through December 31, 2000 was 16%, excluding approximately $110 million mortgage loans sold.

RETAIL DEPOSIT CONCENTRATION
                                                              COLONIAL BANCGROUP



                  DECEMBER 31, 2000                   DECEMBER 31, 1996
                  -----------------                   -----------------
Alabama                   46                                 80

Georgia                    9                                  9

Florida                   39                                  8

Other                      6                                  3

NOTE: AS ORIGINALLY REPORTED PRIOR TO RESTATEMENTS FOR MERGERS ACCOUNTED FOR AS POOLINGS OF INTERESTS.

- The regional banks have additional growth opportunities through the development of customer relationships by cross-selling a variety of bank products and services. Strong regional bank management supported by BancGroup's asset/liability and products and services management teams provide the Company with resources to remain competitive in its deposit markets.

RETAIL DEPOSIT GROWTH
                                                              COLONIAL BANCGROUP


                         RETAIL DEPOSIT GROWTH



                  CONTRIBUTION OF DEPOSIT GROWTH
                  ------------------------------
Alabama                         29

Georgia                          5

Florida                         69

Other                           -3

NOTE: DEPOSIT BALANCE AT SEPTEMBER 30, 2000. DEPOSIT GROWTH FROM DECEMBER 31, 1999 TO DECEMBER 31, 2000.

-  Retail deposit growth since December 31, 1999 until September 30,
2000 was 10%.

- Total deposit growth was 2% and reflects a decline of $220 million in mortgage custodial deposits transferred to other institutions in connection with the various sales of mortgage servicing rights and decline in brokered deposits of $369 million.

AVERAGE DEPOSIT GROWTH BY REGION
                                                              COLONIAL BANCGROUP


              REGION                                          GROWTH RATE
              -----------------------------------------------------------
              SOUTH FL (Miami/Palm Beach)                         31%
              SOUTHWEST FL (Naples/Ft. Myers)                     11%
              BAY AREA (Tampa/St. Petersburg)                     11%
              CENTRAL FL (Greater Orlando)                         8%
              CENTRAL AL (Birmingham)                              7%
              GULF COAST (Mobile)                                  7%
              ALL OTHER REGIONS                                    3%
              TOTAL BANK REGIONS                                   9%

NOTE:  DEPOSIT GROWTH FROM DECEMBER 31, 1999 TO DECEMBER 31, 2000.

NOTE:  ALL OTHER AREAS GREW LESS THAN 5%.

-  Deposit growth remains a primary strategic initiative of BancGroup.

WHY US?
                                                              COLONIAL BANCGROUP


-  We have one of the strongest loan portfolios in the business.

-  We are in some of the highest growth markets in the United States.

-  WE ARE PROVIDING MORE SERVICES TO CUSTOMERS WITH GREAT RESULTS.

NONINTEREST INCOME - CONTINUING OPERATIONS

                                                              COLONIAL BANCGROUP


                  Noninterest Income - Continuing Operations (in Millions)
                  --------------------------------------------------------
                  1998                        $60.055

                  1999(1)                     $64.703

                  2000                        $75.299

(1) Excludes gain on sale of certain branches and other one time miscellaneous income items in 1999.

- Colonial is enhancing broad based revenue generating capabilities in Wealth Management, International Banking, Electronic Banking and Cash Management. Expansion of these services to the customer base of acquired community banks offers the opportunity for greater revenue growth.

NONINTEREST INCOME - CONTINUING OPERATIONS

                                                              COLONIAL BANCGROUP


                                                                                 %Growth
  (Dollars in thousands)               1998         1999        2000            1999-2000
-----------------------------------------------------------------------------------------
Wealth Management                    $ 3,539      $ 5,498      $ 8,163              48%

International Banking                $   391      $ 1,353      $ 1,596              18%

Electronic Banking                   $ 3,873      $ 4,582      $ 5,512              20%

Cash Management                      $   908      $ 1,501      $ 2,117              41%

Credit/Merchant Card Service         $ 2,045      $ 2,729      $ 2,704              -1%

Other Bank Service Chrgs & Fees      $36,394      $35,120      $33,680              -4%

Other Misc Income(*)                 $12,905      $13,920      $21,527              55%
--------------------------------------------------------------------------------------
TOTAL                                $60,055      $64,703      $74,400              16%
======================================================================================

(*) Excludes gain on sale of certain branches and other one time miscellaneous income items in 1999.

WHY US?

         -  We have one of the strongest loan portfolios in the business.

         -  We are in some of the highest growth markets in the United States.

         -  We are providing more services to customers with great results.

         -  WE HAVE THE BEST PEOPLE.

WE HAVE THE BEST PEOPLE

                                                              COLONIAL BANCGROUP


- Experienced management teams in all geographic markets. We give them the tools to compete.

- 8% insider ownership closely aligns the interests of the shareholders and management.

- Have consolidated operations to allow for sales efforts to be focused on the customer.

STRATEGIES FOR THE FUTURE

                                                              COLONIAL BANCGROUP


- Acquisitions

         - Met goal of establishing a strong banking presence

         - Currently very selective to fill in markets at economically attractive prices

- Utilize relationship based lending approach to generate double digit loan growth while asset quality remains strong.

PLANS FOR NONINTEREST INCOME GROWTH

                                                              COLONIAL BANCGROUP


- Increase the penetration of our customer base in our markets with fee income products:

  - Wealth Management Services

  - International banking

  - Electronic banking

  - Cash Management

  - Credit/Merchant Card Services


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